UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2024

Streamline Health Solutions, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-28132	31-1455414
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2400 Old Milton Pkwy., Box 1353
Alpharetta, GA 30009
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (888) 997-8732

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	STRM	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2024 Annual Meeting of Stockholders of Streamline Health Solutions, Inc. (the “Company”), held on June 13, 2024 (the “Annual Meeting”), the Company’s stockholders approved the Streamline Health Solutions, Inc. 2024 Omnibus Incentive Compensation Plan (the “2024 Plan”). The 2024 Plan had previously been approved by the Company’s Board of Directors (the “Board’) and the Compensation Committee of the Board.

The 2024 Plan replaces the Company’s current long-term equity incentive plan, the Streamline Health Solutions, Inc. Third Amended and Restated 2013 Stock Incentive Plan (as amended, the “2013 Plan”), and no further awards will be granted under the 2013 Plan. Awards previously granted under the 2013 Plan will continue in accordance with their terms.

The 2024 Plan permits the grant of any or all of the following types of awards to grantees: stock options, including non-qualified options and incentive stock options (“ISOs”); stock appreciation rights (“SARs”); restricted stock; deferred stock and restricted stock units; performance units and performance shares; dividend equivalents; and other stock-based awards. Eligible grantees include employees, officers, non-employee consultants and non-employee directors of the Company and its affiliates.

Under the terms of the 2024 Plan, the maximum number of shares of the Company’s common stock available for issuance upon settlement of awards shall be an aggregate of 6,000,000 shares of the Company’s common stock, plus (i) that number of shares of the Company’s common stock remaining available for issuance under the 2013 Plan, plus (ii) that number of shares of the Company’s common stock subject to awards granted under the 2013 Plan which hereafter become available for future awards in accordance with the provisions of the 2024 Plan. However, the total number of shares of common stock that may be delivered pursuant to the exercise of ISOs granted under the 2024 Plan may not exceed 8,579,052 shares. The 2024 Plan imposes limitations on the amount of participant awards that can be granted in any single calendar year; requires most awards granted under the 2024 Plan to have a minimum vesting schedule of one year; prohibits the grant of discounted stock options or SARs or the repricing of options and SARs without stockholder approval; prohibits the payment of dividend equivalents unless and until the underlying award vests; and provides express requirements on what happens upon a change in control of the Company.

The Compensation Committee of the Board will administer the 2024 Plan and approve the grant and terms of awards (consistent with the terms of the 2024 Plan). All awards granted under the 2024 Plan are subject to the Company’s standard share retention guidelines and recoupment policies in effect from time to time. The Board reserves the right to amend the 2024 Plan, subject to stockholder approval where required by applicable law.

The foregoing summary description of the 2024 Plan is qualified in its entirety by reference to the actual terms of the 2024 Plan, which are incorporated herein by reference as Exhibit 10.1. For additional information regarding the 2024 Plan, please refer to “Proposal 4 – Approval of the 2024 Plan” on pages 9-14 of the Company’s definitive proxy statement, as filed with the Securities and Exchange Commission on May 13, 2024.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on June 13, 2024. Proxies for the Annual Meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Board’s proposals. At the Annual Meeting, the Company’s stockholders voted upon four proposals. The proposals are described in detail in the Proxy Statement. A brief description and the final vote results for each proposal follow. As of the record date for the Annual Meeting, there were 60,911,508 shares of common stock outstanding and entitled to vote on each matter presented for vote at the Annual Meeting. At the Annual Meeting, 44,486,416 shares of common stock, or 73% of the outstanding shares of common stock, were represented in person or by proxy.

1.	Election of seven directors for terms expiring at the 2025 Annual Meeting of Stockholders:
Nominee	For	Withheld	Broker Non-Votes
Wyche T. “Tee” Green, III	23,669,461	3,093,559	17,723,396
Matthew W. Etheridge	24,481,374	2,281,646	17,723,396
Justin J. Ferayorni	23,971,922	2,791,098	17,723,396
Kenan H. Lucas	24,432,241	2,330,779	17,723,396
Jonathan R. Phillips	23,971,122	2,791,898	17,723,396
Judith E. Starkey	24,198,608	2,564,412	17,723,396
Benjamin L. Stilwill	24,893,227	1,869,793	17,723,396

As a result, each nominee was elected to serve as a director for a term expiring at the 2025 Annual Meeting of Stockholders

2.	Approval, on a non-binding advisory basis, of the compensation of the named executive officers listed in the Proxy Statement (“say-on-pay”)
For	Against	Abstain	Broker Non-Votes
24,315,039	1,994,956	453,025	17,723,396

As a result, the proposal was approved.

3.	Ratification of the appointment of the firm of FORVIS, LLP to serve as the Company’s independent registered public accounting firm for the fiscal year 2024:
For	Against	Abstain	Broker Non-Votes
44,436,447	34,607	15,362	─

As a result, the proposal was approved.

4.	Approval of the Streamline Health Solutions, Inc. 2024 Omnibus Incentive Compensation Plan:
For	Against	Abstain	Broker Non-Votes
24,172,799	2,258,968	331,253	17,723,396

As a result, the proposal was approved.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.
EXHIBIT NUMBER	DESCRIPTION

10.1
Streamline Health Solutions, Inc. 2024 Omnibus Incentive Compensation Plan (Incorporated by reference from Appendix A to the Company’s Definitive Proxy Statement, dated May 13, 2024, for the Company’s 2024 Annual Meeting of Stockholders).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STREAMLINE HEALTH SOLUTIONS, INC.

Date: June 14, 2024	By:	/s/ Bryant J. Reeves, III
Bryant J. Reeves, III
Chief Financial Officer

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